UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            October 20, 2010
                            ----------------

                             Monster Offers
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53266                          26-1548306
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                  4056 Valle Del Sol, Bonsall, CA  92003
              Mail Delivery - PO Box 1092, Bonsall, CA  92003
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (760) 208-4905
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                   El Cangrejo, Calle Eusebio A. Morales
                  Edificio Carpaz #2A, Panama City, Panama
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

On October 20, 2010, Monster Offers (the "Company") issued a press release to announce its acquisition of the Social Network Action Platform (SNAP) from Prime Mover Global, LLC.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

99.1  Press release issued on October 20, 2010 by Monster Offers*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Monster Offers
                               ----------------------------------
                                            Registrant

                                By: /s/ Scott Gerardi
                                ------------------------------------
                                Name:   Scott Gerardi
                                Title:  President


Dated:  October 20, 2010
        ----------------


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